                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                  CAPRI CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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
                                   CAPRI CORP.
                        2651 WARRENVILLE ROAD, SUITE 560
                          DOWNERS GROVE, ILLINOIS 60515


--------------------------------

NOTICE OF

REGULAR MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 14, 2001

--------------------------------


NOTICE IS HEREBY GIVEN that a regular meeting of shareholders of Capri Corp., a Minnesota corporation, will be held at 2651 Warrenville Road, Downers Grove, Illinois, on Wednesday, November 14, 2001 at 9:00 a.m., Downers Grove time, for the following purposes:

1.   to elect five directors; and

2.   to transact such other business as may properly come before the meeting.


                                    By order of the Board of Directors,


                                    /s/ P. Balasubramanian

                                    P. Balasubramanian
                                    Secretary



Downers Grove, Illinois
October 15, 2001

                                   CAPRI CORP.
                        2651 WARRENVILLE ROAD, SUITE 560
                          DOWNERS GROVE, ILLINOIS 60515



--------------------------------

PROXY STATEMENT

REGULAR MEETING OF SHAREHOLDERS

NOVEMBER 14, 2001

--------------------------------


This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Capri Corp., a Minnesota corporation (the "Company"), for use at the regular meeting of shareholders to be held on November 14, 2001 and at any adjournment thereof. Only shareholders of record at the close of business on October 4, 2001 will be entitled to notice of and to vote at the meeting. The Company had 12,908,091 shares of common stock ("Common Stock") outstanding as of the close of business on such date. There are no other voting securities. This proxy statement and form of proxy are first being sent to shareholders on or about October 15, 2001. Each shareholder is entitled to one vote per share for the election of directors, as well as on other matters. If the accompanying proxy form is signed and returned, the shares represented thereby will be voted. Such shares will be voted in accordance with the directions on the proxy form or, in the absence of direction as to any proposal, they will be voted for such proposal on the proxy form; and it is intended that they will be voted for the nominees named herein, except to the extent authority to vote is withheld. A shareholder may revoke a proxy at any time prior to the voting thereof by giving written notice of such revocation to the Secretary of the Company, by executing and duly delivering a subsequent proxy or by attending the meeting and voting in person.

In case the nominees named herein for election as directors are not available when the election occurs, proxies in the accompanying form may be voted for a substitute. The Company expects the nominees to be available and knows of no matters to be brought before the meeting other than those referred to in the accompanying notice of regular meeting. If, however, any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the persons voting such proxies.

The presence at the regular meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote from which such shareholder abstained. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, then although counted for purposes of determining the presence of a quorum, such shares will not be considered as present and entitled to vote with respect to that matter. The favorable vote of the holders of a majority of the shares of Common Stock represented at the meeting will be required to elect the directors to be elected.

In addition to the use of the mails, proxies may be solicited by directors, officers, or regular employees of the Company in person, by facsimile, by telephone or by other means. The cost of the proxy solicitation will be paid by the Company.






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


PRINCIPAL SHAREHOLDERS

     The following table sets forth information as to the record ownership of the Company's Common Stock as of July 31, 2001 by (i) each of the three highest paid persons who are officers or directors of the Company (the "Named Parties"),
(ii) the officers and directors of the Company as a group and (iii) each person who owns more than 10% or more of the Common Stock.

        NAME OF OWNER(1)             AMOUNT OWNED            PERCENT OF CLASS
        ----------------             ------------            ----------------

     Mehul J. Dave                     4,845,000                  37.53

     P. Balasubramanian                1,525,000                  11.81

     David L. Harris                      75,000                   0.58

     All Officers and
     Directors as a Group (6)          6,940,000                  53.76

         (1) The address of Messrs. Dave, Balasubramanian and Harris is c/o Capri Corp., 2651 Warrenville Road, Suite 560, Downers Grove, IL 60515.

     The following table sets forth information as to options, warrants and other rights to purchase Common Stock held by the Named Parties:

                                     AMOUNT OF COMMON
                                 STOCK SUBJECT TO OPTIONS         EXERCISE PRICE
        NAME OF OWNER               WARRANTS OR RIGHTS               PER SHARE
        -------------               ------------------               ---------
     Mehul J. Dave                           --                           --
     P. Balasubramanian                      --                           --
     David L. Harris                    225,000(1)                     $0.60

         (1) 75,000 currently exercisable. Remaining 150,000 vest in two equal annual installments.



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


BOARD OF DIRECTORS

MEMBERS AND NOMINEES FOR ELECTION

The Board of Directors of the Company consists of five members. The term of office of each director expires at each regular meeting of shareholders or when his successor has been duly elected and qualified. Therefore, the term of each director will expire at this regular meeting of shareholders. Each director has been nominated for election at the regular meeting of shareholders for a term expiring at the next regular meeting of shareholders or when his successor has been duly elected and qualified. The following presents certain information with respect to the directors and executive officers of the Company.

       NAME                              POSITION                          AGE
       ----                              --------                          ---
Mehul J. Dave              President and Chairman of the Board
                           of Directors                                     45
P. Balasubramanian         Executive Vice President, Secretary,
                           Treasurer and Director                           45
Robert W. Heller           Director                                         55
Thomas Mueller             Director                                         60
Jason W. Levin             Director                                         43
David L. Harris            Vice President (Cimnet)                          59

     MEHUL J. DAVE, Director, Chairman of the Board and President of the Company, from 1992 to present and President and Chief Executive Officer of Cimnet Systems, Inc., a wholly- owned subsidiary of the Company ("Cimnet") from 1988 to present. Director, Chairman of the Board and President of InterConexus.com, Inc., a Delaware corporation ("InterConexus.com") from March 2000 to present. Mr. Dave holds a Masters Degree in Environmental Systems from Governors State University, a Bachelors Degree in Mechanical Engineering from Illinois Institute of Technology, and has completed coursework towards a Ph.D. in Space Physics at the University of Michigan. Mr. Dave is responsible for the overall operation of the Company including product development, marketing and sales, financing and accounting and administration.

     P. BALASUBRAMANIAN, Director, Executive Vice President, Secretary and Treasurer of Company, from 1992 to present; Vice President of Software Engineering of Cimnet, from 1988 to present. Director, Vice President, Secretary and Treasurer of InterConexus.com from March 2000 to present. Mr. Balasubramanian holds a Masters Degree in Computer Science from Illinois Institute of Technology and a Bachelors Degree in Mechanical Engineering from Annamalai University. Mr. Balasubramanian is responsible for the development staff of software engineers of Cimnet.

     ROBERT W. HELLER, Director of the Company, September, 1996 to present. Director of InterConexus.com from March 2000 to present. Mr. Heller is currently an independent consultant. From 1998 to 1999, Mr. Heller was Vice President of Operations at Fieldworks, Inc.

From 1996 to 1997, Mr. Heller was Chief Executive Officer of MiTech R&D Inc., and was Chief Executive Officer of Advance Circuits Inc. from 1994 to 1995. Mr. Heller holds a Masters Degree in Industrial Engineering from North Dakota State University and a Bachelors Degree in Industrial Administration from Purdue University.

     THOMAS MUELLER, Director of the Company, 1997 to present. Director of InterConexus.com from March 2000 to present. Mr. Mueller has been Vice President of Finance since 1995 of Help/Systems, a manufacturer of operations automation software for the IBM AS/400 computer. Mr. Mueller is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and Minnesota Society of Certified Public Accountants. Mr. Mueller holds a Bachelors Degree in Accounting from the University of Minnesota.

     JASON W. LEVIN, Director of the Company, 1997 to present. Director of InterConexus.com from March 2000 to present. Mr. Levin has been a partner in the law firm of Piper Marbury Rudnick & Wolfe, counsel to the Company, from 1998 to present and a partner in the law firm of Fagel & Haber, from 1989 to 1998. Mr. Levin is a director of Strube Celery and Vegetable Company, a corporation engaged in the wholesale distribution of fresh fruits and vegetables in the Midwestern United States, and a member of the Board of Managers of the Logan Square Club of the Boys and Girls Club of Chicago. Mr. Levin holds a Bachelor of Science Degree in Finance and a Juris Doctor degree from Indiana University.

     DAVID L. HARRIS, Vice President-Marketing, Sales and Services of Cimnet. Director of InterConexus.com from May 2000 to present. Mr. Harris has been employed by the Company since 1998. From 1997 to 1998, Mr. Harris was a principal and owner of DLH & Associates, a consulting firm to the semiconductor, printed wiring board and capital equipment industries. From 1995 to 1997, Mr. Harris was Vice President- Sales , Marketing and Services of Semitool, Inc, a seller of capital equipment to the semiconductor industry, and from 1983 to 1995, Mr. Harris was a General Manager in WR Grace's photopolymer systems business. Mr. Harris holds a Bachelor's Degree in Marketing and Economics from the University of Maryland and a Certificate in Business Management from MIT's Greater Boston Executive Program.

Each of the Company's directors were elected to serve as directors at the Company's regular meeting of shareholders held on November 17, 2000. No director has resigned since November 17, 2000 and no director has declined to stand for re-election at the regular meeting. Each of the Company's executive officers were elected on November 17, 2000, and each will hold office until the next annual board of directors meeting. Except for Messrs. Dave, Balasubramanian, and Harris, who are subject to contracts of employment with the Company, there are no arrangements with any director or officer regarding any election or appointment to any office of the Company.

There are no family relationships between any director or executive officer of the Company. No director, executive officer or significant employee of the Company, during the prior five years, (i) has filed a petition under the Bankruptcy Act or any State insolvency law or has had the same filed against him, or has had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of


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


which he was an executive officer at or within two years before the time of such filing; or (ii) has been convicted in a criminal proceeding.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held meetings or acted by consent six (6) times during fiscal 2001. The Company has standing audit and compensation committees.

COMPENSATION COMMITTEE. The Compensation Committee, which consists of Messrs. Heller, Levin and Mueller, establishes general guidelines regarding the compensation of the officers and executives of the company, determines the compensation of the Named Parties and makes recommendations to the directors with respect to the Company's compensation policies. The Compensation Committee did not meet or act by consent during fiscal 2001.

AUDIT COMMITTEE. The Audit Committee, which consists of Messrs. Heller, Levin and Mueller, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews any recommendations made by the Company's auditors regarding the Company's accounting methods and the adequacy of its system of internal control and reviews any related party transactions. Each member of the Audit Committee except Mr. Levin is an "independent" director of the Company, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' ("NASD") listing standards. The Board of Directors of the Company has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. The Audit Committee held meetings or acted by consent five (5) times during fiscal 2001.

         REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company's audited financial statements for its year ended June 30, 2001 with the management of the Company and the Company's independent auditors, BDO Seidman, LLP ("BDO Seidman"). The Audit Committee has discussed with management and BDO Seidman any significant changes to the Company's accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61. The Audit Committee has reviewed and confirmed the independence of BDO Seidman as outside auditors by requiring that BDO Seidman report to the Audit Committee all relationships between BDO Seidman and the Company, and has engaged in a dialogue with BDO Seidman with respect to any disclosed relationships or services that may impact BDO Seidman's objectivity and independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors of the Company that the financial statements as of and for the year ended June 30,

2001, audited by BDO Seidman, be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.


Robert W. Heller
Jason W. Levin
Thomas Mueller, Chairman of the Audit Committee

EXECUTIVE COMPENSATION

The following table sets forth (i) the aggregate remuneration of each of the Named Parties and(ii) the aggregate remuneration of all officers and directors of the Company as a group.

    NAME OF INDIVIDUAL OR           CAPACITIES IN WHICH             AGGREGATE
     IDENTITY OF GROUP            REMUNERATION WAS RECEIVED        REMUNERATION
     -----------------            -------------------------        ------------
Mehul J. Dave                     President                          $314,540

P. Balasubramanian                Secretary/Treasurer                $229,825

David L. Harris                   Vice President (Cimnet)            $175,500

All Officers and Directors
as a Group                                                           $757,557

The above table includes all cash remuneration and is presented on an accrual basis. The Company also pays certain automobile expenses and life insurance premiums for Messrs. Dave and Balasubramanian. Each of Messrs. Dave, Balasubramanian and Harris has an employment agreement with the Company which provides for a variable annual salary and bonus. During fiscal 2001, Mr. Heller received payments totaling approximately $32,500 from the Company for consulting services. All outside directors, except Mr. Levin, receive $1,000 for each regular Board of Directors meeting attended and $400 for each special Board of Directors meeting attended. Mr. Mueller received $5,000 in fiscal 2001 for services rendered as Chairman of the Audit Committee.

CERTAIN TRANSACTIONS

Jason W. Levin, a director of the Company, is a partner in the law firm of Piper Marbury Rudnick & Wolfe, counsel to the Company. With the exception of Mr. Levin's indirect interest and the transactions described below relating to the Spin-Off (as defined below) and InterConexus.com, during the last two years, the Company has not engaged in any material transaction, and there is no presently proposed transaction, in which any director, officer or principal security holder of the Company, any nominee for election as a director of the Company, any director or officer of any subsidiary of the Company, or any relative or spouse of any of the foregoing, had or is anticipated to have a direct or indirect material interest.

The Company distributed all of the shares of InterConexus.com to the shareholders of the Company in a taxable distribution effective June 1, 2000 (the "Spin-Off"). The directors and executive officers of the Company also serve as directors and executive officers of InterConexus.com, as described under "Board of Directors." In addition, for the purpose of governing certain ongoing relationships between the Company and InterConexus.com following the Spin-Off, Cimnet and InterConexus.com have entered into various agreements and adopted certain policies with respect to the following:

SERVICES AGREEMENT. InterConexus.com and Cimnet have entered into a Services Agreement whereby Cimnet provides certain services to InterConexus.com on an as-needed basis. The fees for such services will be based on a rate designed to reflect Cimnet's cost of providing such services, including reimbursement of certain direct out-of-pocket expenses. InterConexus.com is free to procure such services from outside vendors or to develop an in-house capability in order to provide such services internally.

OFFICE SPACE. InterConexus.com currently shares office space with Cimnet. Cimnet allocates to InterConexus.com its pro rata share of rent, common area maintenance charges and other costs and expenses under Cimnet's lease for its office space based upon the square footage of the shared office space occupied by InterConexus.com.

During 2001, Interconexus.com sold substantially all of its assets to an unrelated third party and does not plan to conduct any further business operations.

AUDITORS

CHANGE OF ACCOUNTANTS. Effective on June 26, 2001, Klesman, Halper & Co., P.C. ("Klesman Halper") resigned as the principal accountant engaged to audit the financial statements of the Company. Klesman Halper performed the audit of the Company's financial statements for the fiscal years ended June 30, 2000 and June 30, 1999. During these periods and the subsequent interim period prior to their resignation, there were no disagreements with Klesman Halper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Klesman Halper's satisfaction, would have caused Klesman Halper to make reference to the subject matter of the disagreements in connection with Klesman Halper's reports. The audit reports of Klesman Halper for the Company's fiscal years ended June 30, 2000 and June 30, 1999 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

Effective on June 26, 2001, the Company engaged BDO Seidman as its principal accountants to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with BDO Seidman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

The Audit Committee of the Board of Directors of the Company approved the change of accountants described above.


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


ATTENDANCE AT MEETING. Representatives of BDO Seidman, the Company's auditors, are expected to be present at the regular meeting and will be available to respond to questions and may make a statement if they so desire.

AUDIT FEES. The aggregate fees billed by BDO Seidman for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended June 30, 2001, and by Klesman Halper for the reviews of the consolidated financial statements included in the Company's Quarterly Reports on Forms 10-QSB for the fiscal year were $42,202.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were billed by BDO Seidman or Klesman Halper for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2001.

ALL OTHER FEES. The aggregate fees billed by BDO Seidman and Klesman Halper for services rendered to the Company, other than the services described above, for the fiscal year ended June 30, 2001 were $8,085. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of BDO Seidman and Klesman Halper.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder intends to present at the next regular meeting of shareholders of the Company must be received by the Company by June 17, 2002 in order to be eligible for inclusion in the proxy statement and proxy form relating to such meeting.

IMPORTANT

All shareholders are cordially invited to attend the regular meeting in person.

If you cannot be present at the meeting, please sign and date the enclosed Proxy and mail it PROMPTLY in the enclosed self-addressed envelope. No postage need be affixed if mailed in the United States.

                                   APPENDIX A

                                   CAPRI CORP.
                             AUDIT COMMITTEE CHARTER

1.   PURPOSE

     The Audit Committee is appointed by Capri Corp.'s Board of Directors to assist the Board in fulfilling the Board's responsibilities.

2.   MEMBERSHIP

     (a) The Audit Committee shall consist of at least two members of the Board of Directors. No member of the Audit Committee shall be an employee of the Company.

     (b) Unless a Chairman of the Audit Committee is elected by the Board of Directors, the Audit Committee shall elect a Chairman by majority vote.

3.   RESPONSIBILIITES OF THE AUDIT COMMITTEE

     (a) The responsibilities set forth in this Audit Committee Charter do not reflect or create any duty of the Audit Committee to plan, conduct or oversee the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management, its independent auditor and/or any other professional advisor to the Company or the Audit Committee.

     (b) The Audit Committee shall review and reassess the adequacy of this Audit Committee Charter at least annually each fiscal year.

     (c) The independent auditor shall be accountable to the Audit Committee and the Board of Directors.

     (d) The Audit committee shall review the issue of independence with the independent auditor annually each fiscal year, including the consideration of other services provided by the independent auditor or its affiliates. The Audit Committee shall obtain on an annual basis written confirmation of the independence of the independent auditor.

     (e) The Audit Committee shall direct the independent auditor and the Company's Controller that they should promptly communicate to the Audit Committee or its Chairman any significant issue or disagreement they may have concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction.

     (f) The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to its disclosure by the Company and to discuss promptly with the Chairman of the Audit Committee and the Controller any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61.

     (g) The Audit Committee shall meet at least once per fiscal year with: (A) the independent auditor and (B) the Controller.

     (h) The Audit Committee shall also carry out the following responsibilities:

               (1) Review the annual audit scope and approve the fees of the independent auditor.

               (2) Review with management and the independent auditor all significant issues concerning litigation contingencies, claims or assessments and all material accounting changes that require disclosure in footnotes to the Corporation's financial statements.

               (3) Review instances, if any, in which management seeks a second opinion on significant accounting issues.

               (4) Review the adequacy of the internal controls of the Company and the extent to which major recommendations made by the independent auditor have been implemented.

               (5) Discuss with the independent auditor the results of its audit of the prior fiscal year, including, but not limited to any recommendations by the independent auditor for improvement of accounting procedures and internal accounting controls; the adequacy of those controls; and management's cooperation with the independent auditor.

               (6) Review with management and the independent auditor other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

     (i) The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and shall have direct access to the independent auditors as well as anyone in the Company. The Audit Committee shall have the authority to retain, at the Company's expense, special accounting or other consultants or experts it deems necessary in the performance of its duties.

     (j) The Audit Committee shall meet as necessary each fiscal year. The timing of the meetings and the subjects to be discussed thereat shall be at the discretion of the Audit Committee.

     (k) The Audit Committee shall maintain minutes of its meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                     * * * *

                                      PROXY

                                   CAPRI CORP.
                      THIS PROXY IS SOLICITED ON BEHALF OF
                         THE BOARD OF DIRECTORS FOR THE
              REGULAR MEETING OF SHAREHOLDERS ON NOVEMBER 14, 2001


     The undersigned hereby appoints Mehul J. Dave' and P. Balasubramanian, and each of them, as proxies, with full power of substitution, to vote all common shares of Capri Corp. held by the undersigned as of October 4, 2001 at the Regular Meeting of Shareholders to be held at 2651 Warrenville Road, Downers Grove, Illinois, on November 14, 2001 at 9:00 a.m., Downers Grove time, and at any adjournment thereof, upon all subjects that may properly come before the meeting, with all the powers the undersigned would have if present, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

         PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO NOT SIGN AND RETURN A PROXY, OR ATTEND THE MEETING AND VOTE BY BALLOT, YOUR SHARES CAN NOT BE VOTED.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

     1. For the election of MEHUL J. DAVE', P. BALASUBRAMANIAN, ROBERT W. HELLER, JASON W. LEVIN and THOMAS MUELLER as directors, to hold office until the next Regular Meeting of Shareholders or until their successors are duly elected and qualified.

          TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF THE NOMINEE.

          [ ] FOR        [ ] AGAINST          [ ] ABSTAIN

     2. To transact such other business as may properly come before the meeting.




                                        Signatures:
                                                   -----------------------------

                                                   -----------------------------



                                        Dated:                         , 2001
                                              -------------------------

Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title or capacity as such.





                                       2